Exhibit 10.1

CERTAIN INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED BECAUSE IT (I) IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL.

First AMENDMENT TO OPTION, LICENSE AND COLLABORATION AGREEMENT

This First Amendment to Option, License and Collaboration Agreement (this “First Amendment”), dated as of December 19, 2024 (the “First Amendment Effective Date”), is by and between ASSEMBLY BIOSCIENCES, INC., a Delaware corporation having its principal place of business at Two Tower Place, Seventh Floor, South San Francisco, CA 94080 (“Assembly”), and GILEAD SCIENCES, INC., a Delaware corporation having its principal place of business at 333 Lakeside Drive, Foster City, CA 94404 (“Gilead”). Each of Assembly and Gilead may be referred to in this First Amendment individually as a “Party” or together as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Option, License and Collaboration Agreement, effective as of October 15, 2023 (the “Collaboration Agreement,” as amended by this First Amendment, the “Agreement”), pursuant to which Assembly granted Gilead the exclusive option for Gilead to obtain the exclusive license to Research, Develop, Manufacture, Commercialize or otherwise Exploit Molecules and Products under each Assembly Program on the terms and conditions set forth in the Collaboration Agreement; and

WHEREAS, the Parties desire to amend the Collaboration Agreement pursuant to Section 20.1 (Entire Agreement; Amendment) thereof, as follows.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, and conditions contained in this First Amendment, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Definitions. Except as amended below, all capitalized terms used in this First Amendment but not otherwise defined herein will have the meanings ascribed to them in the Collaboration Agreement.
2.
Amendments.
2.1.
Amendment to Definition of Phase 1b Clinical Trial. Section 1.162 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“ “Phase 1b Clinical Trial” means a Clinical Trial of a product (whether a standalone trial or a stage of a “Phase 1b/2” clinical trial described in the protocol as the “Phase 1b portion”), the principal purpose of which is intended to [***] and that satisfies the requirements of 21 C.F.R. §312.21(a) or its non-U.S. equivalents.”

2.2.
Amendment to Definition of Triggering Clinical Trial. Section 4.1(b)(vii) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“ “Triggering Clinical Trial” means, for an Assembly Molecule:

(A)
(1) With respect to an Assembly Program (other than the [***] and the [***]), the [***] Clinical Trial sponsored by Assembly and approved by the JDC [***]; or (2) with respect to the [***], the [***] Clinical Trial sponsored by Assembly and approved by the JDC [***] (each of (1) and (2), a “First Triggering Clinical Trial”), in each case, which Clinical Trial is consistent with the TCT Criteria set forth in the applicable Development Plan; and
(B)
the [***] Clinical Trial sponsored by Assembly and approved by the JDC [***] (a “Second Triggering Clinical Trial”), in each case, which Clinical Trial is consistent with the TCT Criteria set forth in the applicable Development Plan.

[***]”

2.3.
Option Payment. Section 12.2(b) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“if Gilead [***] delivers to Assembly an Option Exercise Notice following the conclusion of the First Option Exercise Period but prior to the conclusion of the Second Option Exercise Period, then Gilead shall pay to Assembly an amount equal to:

(i)
[***] Dollars ([***]) for the [***];
(ii)
[***] Dollars ([***]) for the [***]; and
(iii)
[***] Dollars ([***]) for any Optioned Program other than the [***] and the [***];

each such payment, (a)(i) or (a)(ii) or (b)(i), (b)(ii) or (b)(iii), an “Option Payment”, in each case, within [***] days after the date the applicable Assembly Program has become an Optioned Program pursuant to Section 4.1.”

2.4.
[***]. Section 12.3 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

[***]

2.5.
Additional Funding Payment. A new Section 12.20 is hereby added to the Collaboration Agreement containing the following language:

“Additional Funding Payment. Gilead shall pay to Assembly an upfront, non-refundable cash payment of Ten Million Dollars ($10,000,000) (the “Additional Funding Payment”) no later than [***]. For clarity, the Additional Funding Payment is subject to the use of proceeds covenants and restrictions set forth in Section 15.5(a) and shall be used accordingly. Notwithstanding anything in this Agreement to the contrary, the Additional Funding Payment will be fully credited against any and all amounts payable by Gilead to Assembly under this Agreement, including any Option Payment, [***] or Option Continuation Payment for any Assembly Program under this Agreement.”

3.
Effectiveness. Amendments made pursuant to this First Amendment shall be effective as of the First Amendment Effective Date.
4.
Governing Law. This First Amendment will be construed, governed, interpreted, and applied in accordance with the laws of the State of New York, without regard to its conflict of laws principles.
5.
Relationship between First Amendment and Collaboration Agreement. All provisions in the Collaboration Agreement not expressly modified by this First Amendment shall remain in full force and effect. In the event of any conflict between the terms of the Collaboration Agreement and this First Amendment, the terms of this First Amendment shall govern and control. Upon execution, this First Amendment shall be made a part of the Collaboration Agreement and shall be incorporated by reference therein. “Herein”, “hereby’, “hereunder”, “hereof” and other equivalent words refer to the Collaboration Agreement, as amended by this First Amendment.
6.
Counterparts. This First Amendment may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signature pages of this First Amendment may be exchanged by email or in .pdf or other electronic means without affecting the validity thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this First Amendment as of the First Amendment Effective Date.

ASSEMBLY BIOSCIENCES, INC.		GILEAD SCIENCES, INC.

By:	/s/ Jason A. Okazaki	By:	/s/ Devang Bhuva

Name: Jason A. Okazaki		Name: Devang Bhuva

Title: Chief Executive Officer and President		Title: SVP, Corporate Development

[Signature Page to First Amendment to Option, License and Collaboration Agreement]